UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 16, 2017

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed by Differential Brands Group Inc. (formerly, Joe’s Jeans Inc.) (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2015, on September 8, 2015, the Company entered into a new three-year Employment Agreement with Mr. Kim (the “Employment Agreement”), to serve as the Chief Executive Officer of Hudson Clothing, LLC, a California limited liability company (“Hudson”) that became effective on January 28, 2016.  On June 16, 2017, the Company entered into a First Amendment to the Employment Agreement (the “First Amendment”) to provide for, among other things, (i) a new term of three years from June 16, 2017, (ii) a change in Mr. Kim’s title to Founder and Vice Chairman, (iii) a change to his annual bonus opportunity, (iv) a modification of his severance arrangement, and (v) a change to the definition of Restricted Business as set forth in his Employment Agreement and Non-Competition Agreement, as entered into at the same time as his Employment Agreement.

The foregoing descriptions of the First Amendment, Employment Agreement and the Non-Competition Agreement, do not purport to be complete and are qualified in their entirety by the full text of the First Amendment, which is attached hereto as Exhibit 10.1, the Employment Agreement, which is attached hereto as Exhibit 10.2, and the Non-Competition Agreement, which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

10.1
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

First Amendment, dated as of June 16, 2017, by and among Differential Brands Group Inc., Hudson Clothing Holdings, Inc., HC Acquisition Holdings, Inc., Hudson Clothing, LLC and Peter Kim (filed herewith).

10.2

Employment Agreement, dated as of September 8, 2015, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc., HC Acquisition Holdings, Inc., Hudson Clothing, LLC and Peter Kim (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8‑K filed on September 9, 2015).

10.3

Non-Competition Agreement, dated as of September 8, 2015, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc. and Peter Kim (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8‑K filed on September 9, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

Date: June 22, 2017	By:	/s/ Bob Ross
Bob Ross
Chief Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment, dated as of June 16, 2017, by and among Differential Brands Group Inc., Hudson Clothing Holdings, Inc., HC Acquisition Holdings, Inc., Hudson Clothing, LLC and Peter Kim (filed herewith).

10.2

Employment Agreement, dated as of September 8, 2015, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc., HC Acquisition Holdings, Inc., Hudson Clothing, LLC and Peter Kim (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8‑K filed on September 9, 2015).

10.3

Non-Competition Agreement, dated as of September 8, 2015, by and among Joe’s Jeans Inc., Hudson Clothing Holdings, Inc. and Peter Kim (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8‑K filed on September 9, 2015).